                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of NaviSite, Inc. (the "Company") for the period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Arthur Becker, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 17, 2003                   /s/ Arthur Becker
                                        ----------------------------------
                                        Arthur Becker
                                        Chief Executive Officer






                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of NaviSite, Inc. (the "Company") for the period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Kevin H. Lo, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 17, 2003                   /s/ Kevin H. Lo
                                        ----------------------------------
                                        Kevin H. Lo
                                        Chief Financial Officer